SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ----------------------



                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: March 14, 1996



                                 FAULDING INC.
              (Exact name of Registrant as specified in charter)


      Delaware                  2-87116                      04-2769995
  (State or other          (Commission File No.)            (IRS Employer
 jurisdiction of                                            Identification
   incorporation)                                              Number)


      200 Elmora Avenue, Elizabeth, New Jersey                  07207
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (908) 527-9100




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Item 2.   Acquisition or Disposition of Assets.

         On February 29, 1996, the Registrant acquired from its majority stockholder, Faulding Holdings Inc. ("Faulding"), all of the capital stock of each of Faulding Puerto Rico, Inc., a Delaware corporation, Faulding Pharmaceutical Co., a Delaware corporation, and Faulding Medical Device Co., a Delaware corporation, each a wholly-owned subsidiary of Faulding (collectively, the "Acquired Companies"), for 2,510,316 shares of the Registrant's Common Stock, subject to adjustment as a result of an audit of the net asset value of the Acquired Companies at February 29, 1996. Also on February 29, 1996, the Registrant sold, for an aggregate purchase price of $15 million, 150,000 shares of a newly designated Class B Preferred Stock, which shall accrue dividends at the rate of 4.5 % per annum, have a liquidation preference of $100 per share, plus the amount of any accrued but unpaid dividends, and shall be convertible after the first anniversary of issuance, at the ratio of 10.433 for one, into shares of the Registrant's Common Stock.

        Reference is made to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on January 30, 1996 for further information regarding the foregoing transactions.


Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired

     Faulding Medical Device Co. for the years ended June 30, 1995 and 1994 (incorporated by reference to pages F-2 through F-8 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Faulding Medical Device Co. for the three months ended September 30, 1995 and 1994 (unaudited) (incorporated by reference to pages F-9 through F-13 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Faulding Pharmaceutical Co. for the period April 7, 1995 through June 30, 1995 (incorporated by reference to pages F-14 through F-20 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

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     Faulding Pharmaceutical Co. for the three months ended September 30, 1995
     (unaudited) (incorporated by reference to pages F-21 through F-25 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Faulding Puerto Rico, Inc. for the period April 7, 1995 through June 30, 1995 (incorporated by reference to pages F-26 through F-33 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Faulding Puerto Rico, Inc. for the three months ended September 30, 1995 (unaudited) (incorporated by reference to pages F-34 through F-38 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Aguadilla Branch Operations of DuPont Merck Pharma for the period from January 1, 1995 through April 6, 1996 (unaudited) (incorporated by reference to pages F-39 through F-43 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Aguadilla Branch Operations of DuPont Merck Pharma for the years ended December 31, 1994 and 1993 (incorporated by reference to pages F-44 through F-52 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     (b) Pro Forma Financial Information

     Pro forma Statements of Operations for the year ended June 30, 1995 and September 30, 1995 (incorporated by reference to pages 41 through 45 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)

     Pro forma Balance Sheet as of September 30, 1995 (incorporated by reference to pages 41 through 45 of the Registrant's Definitive Proxy Statement filed on January 30, 1996)


     (c) Exhibits.

     3.1. Certificate of Amendment of Certificate of Incorporation of the Registrant filed on February 29, 1996

     3.2. Certificate of Designation of the Registrant filed on February 29,
          1996

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 14, 1996                       FAULDING INC.
                                            (registrant)

                                       By:  /s/Richard F. Moldin
                                            Richard F. Moldin
                                            President and
                                            Chief Executive Officer

                            INDEX OF EXHIBITS


Exhibit                                                         Page

3.1.     Certificate of Amendment of Certificate of
         Incorporation of the Registrant filed on February 29, 1996


3.2. Certificate of Designation of the Registrant filed on February 29, 1996

                                                               EXHIBIT 3.1





                         CERTIFICATE OF AMENDMENT

                                     OF

                        CERTIFICATE OF INCORPORATION

                                     OF

                                 PUREPAC, INC.



     The undersigned, being the President and Secretary of Purepac, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), pursuant to
Section 242 of the General Corporation Law of the State of Delaware, do hereby certify:

     1.   The name of the Corporation is Purepac, Inc.

     2. This Certificate of Amendment and the amendments to the Certificate of Incorporation of the Corporation set forth herein have been duly approved, adopted, certified, executed and acknowledged in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     3. The Certificate of Incorporation of the Corporation is hereby amended so as to change the name of the Corporation to Faulding Inc. Accordingly, Article FIRST of the Certificate of Incorporation is hereby deleted in its entirety and the following is substituted therefor:

          FIRST:   The name of the Corporation is Faulding Inc.

     4. The Certificate of Incorporation of the Corporation is hereby amended so as to increase the number of authorized shares of common stock of the Corporation from 25,000,000 to 35,000,000. Accordingly, Article FOURTH of the Certificate of Incorporation is hereby deleted in its entirety and the following is substituted therefor:

          FOURTH:   The total number of shares of stock which the Corporation
          shall have authority to issue is 36,834,188, which shall consist of 35,000,000 shares, $.01 par value, designated as Common Stock and 1,834,188 shares, $.01 par value, designated as Preferred Stock. All cross-references in each Part of this Article FOURTH refer to other Sections in such Article unless otherwise indicated.

          The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation.


   I.                           PREFERRED STOCK

          The Preferred Stock shall be comprised of (i) a Class A Preferred Stock which shall consist of 834,188 shares and (ii) additional Preferred Stock ("Additional Preferred Stock") which shall consist of 1,000,000 shares.

          Part 1:   Dividends on Class A Preferred Stock.

          1.1 General Dividend Obligation. The Corporation shall pay to the holders of the Class A Preferred Stock out of the assets of the Corporation at any time available for the payment of dividends under the provisions of the General Corporation Law of the State of Delaware; preferential dividends at the times and in the amounts provided for in this part.

          1.2 Accrual of Dividends. Dividends on each share of Preferred Stock shall be cumulative from the date of issuance of such share of Class A Preferred Stock, whether or not at the time such dividend shall accrue or become due or at any other time there shall be profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall accrue on each share of Class A Preferred Stock (at the rate and in the manner prescribed by Sections 1.2, 1.3 and 2.4) from and including the date of issuance of such share to and including the date on which either
(a)payment equal to the Redemption Price of such share (as defined in Section 2.4) shall have been paid in the manner prescribed in Section 5.3 or (b) such share shall be converted into shares of Common Stock, as set forth in Part 3. For purposes of this Section, the date on which the Corporation shall initially issue any share of Class A Preferred Stock shall be deemed to be the "date of issuance" of such share regardless of how many times transfer of such share shall be made on stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share (whether by reason of transfers of such share or for any other reason).

          1.3 Payment of Dividends. Dividends shall accrue on each share of Class A Preferred Stock (computed on a daily basis on the basis of a 360 day year) at the rate of 8.5% per annum of the Liquidation Value (as defined in
Section 4.1). Dividends shall be payable on Class A Preferred Stock quarterly on the first day of each January, April, July and October beginning January 1, 1988 and each such day is herein called a "Dividend Payment Date". On each Dividend Payment Date all dividends which shall have accrued on each share of Class A Preferred Stock then outstanding during the quarter year ending upon the day immediately preceding such Dividend Payment Date shall be deemed to become "due" for all purposes of this Section regardless of whether the Corporation shall be able or legally permitted to pay such dividend on such Dividend Payment Date. If any dividend on any share shall for any reason not be paid at the time such dividend shall become due, such dividend in arrears shall be paid as soon as payments of same shall be permissible under the provisions of the General Corporation Law of the State of Delaware.

          Until such dividend in arrears is paid, dividends shall continue to accrue on shares of Class A Preferred Stock but the percentage rate expressed herein shall be applied to the Liquidation Value thereof plus all dividends in arrears thereon (including dividends computed pursuant to this sentence). Notwithstanding anything to the contrary contained herein, if any dividend on any share shall not be paid at the time such dividend shall become due, at the option of the Company, such dividend may be paid at any time and from time to time, in whole or in part, in fully paid and nonassessable shares of Common Stock of the Corporation valued at the Fair Market Value thereof as determined in accordance with the provisions of Section 1.5.

          1.4 Distribution of Partial Dividend Payments. If at any time the Corporation shall pay less than the total amount of dividends due on outstanding Class A Preferred Stock at the time of such payment, such payment shall be distributed among the holders of Class A Preferred Stock so that an equal amount shall be paid with respect to each outstanding share of Class A Preferred Stock.

          1.5  Definition of Fair Market Value.

               (a) Fair Market Value ("FMV"), for the purposes of this Part 1, shall mean the market price of shares of Common Stock of the Corporation if a trading market exists for the Corporation's shares or the fair market value of the Common Stock, as ascertained in accordance with the procedure set forth in Section 1.5(b), if no trading market then exists; provided, however, that appropriate adjustment shall be made (to the nearest $.01 per share) to reflect mergers, recapitalizations, stock splits, combinations or other similar changes.

               (b) If at any time pursuant to the terms of this Section 1.5 it becomes necessary to determine the FMV as defined in Subsection 1.5(a) pursuant to this Subsection 1.5(b), then holder(s) of shares of Class A Preferred Stock who are entitled to receive such dividend payments in shares of Common Stock as set forth in Section 1.3 (the "Holder(s)") and the Corporation, within ten (10) business days of notice by the Corporation electing to pay such dividends in shares of Common Stock at the FMV, shall notify the other party of its selection of a nationally recognized investment banking firm as that term is understood in the investment banking industry
(an "Investment Bank") to deliver an opinion as to the FMV of such securities. In the event that either party fails to notify the other party of its selection of an Investment Bank within such specified time period, the calculation of the FMV by the Investment Bank nominated by the other party shall be determinative and binding on both parties. The FMV shall be the fair market value of such securities in the aggregate which shall be determined by the Investment Banks taking into account all of the relevant factors and circumstances existing at the time of such determination. In the event that the two Investment Banks so selected are unable to agree upon the fair market value of the securities in question within thirty (30) days following their selection, then, unless the difference between the fair market value ascertained by both such Investment Banks is greater than 20% per share, the FMV shall be the arithmetic mean of the two fair market values so ascertained by the Investment Banks. In the event that the difference between the fair market values ascertained by such Investment Banks is greater than 20% per share, the two Investment Banks shall, within ten (10) days of its engagement, without consultation with the other two Investment Banks, deliver its opinion as to the FMV, and the FMV shall be conclusively calculated in accordance with the following formula:

                         Market Price  =  2A + B + C
                                          ----------
                                              4

where A is the FMV ascertained by the third Investment Bank and B and C are the FMVs ascertained by each of the two Investment Banks chosen earlier.

          Each of the three Investment Banks shall be engaged by the Holder(s) and the Corporation. The Corporation shall pay, in the aggregate, one-half of the fees and expenses of the Investment Banks, and the Holder(s) shall pay, in the aggregate, one-half of the fees and expenses of the Investment Banks, in proportion to the number of shares of Common Stock to be issued to each of them.

          1.6 Definition of Market Price. Market Price shall mean, with respect to the Common Stock, the daily closing prices for the Common Stock of the Corporation (if a trading market shall exist) for the twenty (20) consecutive trading days commencing five (5) trading days preceding the day specified in the applicable section hereof with the closing price for each day being the closing price reported on the principal securities exchange upon which the Common Stock of the Corporation is traded or, if it is not so traded, then the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or if not quoted thereon, in the interdealer market on the "Pink Sheets" of the National Quotation Bureau (excluding the highest and lowest bids on each day there are four or more market makers).

          Part 2:   Optional Redemption

          2.1 Time of Election. On or after the first day of the one hundred twenty first (121st) month following the date of issuance of the Class A Preferred Stock, the Corporation, at its election, may redeem all or any shares of Class A Preferred Stock (the "Scheduled Redemption Date").

          2.2 Redeemed Class A Preferred Stock to be Canceled. The Corporation shall cancel each share of Class A Preferred Stock which it shall redeem or for any other reason acquire, and no shares of Class A Preferred Stock which shall be redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person. The number of shares of Class A Preferred Stock which the Corporation shall be authorized to issue shall be deemed to be reduced by the number of shares of Class A Preferred Stock which the Corporation shall redeem or otherwise acquire.

          2.3 Determination of Number of Each Holder's Shares to be Redeemed. If the Corporation does not redeem all of the outstanding shares of Class A Preferred Stock on the Scheduled Redemption Date, the number of shares of Class A Preferred Stock to be redeemed from each holder thereof shall be determined by multiplying the total number of shares of Class A Preferred Stock to be redeemed by a fraction, the numerator of which shall be the total number of shares of Class A Preferred Stock held by such holder and the denominator of which shall be the total number of Shares of Class A Preferred Stock outstanding, except that in situations to which Section 2.4(b) hereof applies, the Corporation shall not repurchase the last share of Class A Preferred Stock held by any holder.

          2.4  Redemption Price.

               (a) For each share of Class A Preferred Stock which shall be redeemed by the Corporation pursuant to this Part 2, the Corporation shall be obligated to pay to the holder of such share an amount (herein called the "Redemption Price") for such share equal to $29.34 per share. The Corporation shall be obligated to pay on any Redemption Date both the Redemption Price for each share and all dividends which shall have accrued (computed on a daily basis) on each share to and including the Redemption Date and which shall not previously have been paid. Such payments which the Corporation shall be obligated to make on any Redemption Date shall be deemed to become "due" for all purposes of this Part 2 regardless of whether paid on such Redemption Date.

               (b) If for any reason the Corporation is prohibited from paying accrued unpaid dividends on shares of Class A Preferred Stock being redeemed from any holder, then such accrued unpaid dividends shall be added in equal amounts per share to the Liquidation Value of the shares of Class A Preferred Stock remaining outstanding in the hands of such holder; provided, that in no event shall the Corporation redeem the last share of Class A Preferred Stock (the "Last Share") held by any holder until the Corporation shall have paid to such holder all accrued unpaid dividends on all Class A Preferred Stock held by such holder at any time. The shares of Class A Preferred Stock remaining outstanding after any redemption (including the Last Share), and including the accrued unpaid dividends thereon, shall continue to earn cumulative dividends at the rate and in the manner prescribed in Section 1.3.

               (c) Each holder of Class A Preferred Stock shall be entitled to receive on or at any time after any Redemption Date the full Redemption Price, plus accrued unpaid dividends, for each share of Class A Preferred Stock held by such holder which the Corporation shall be obligated to redeem on the Scheduled Redemption Date upon surrender by such holder to the Corporation at one of its share transfer agencies, or in the event that at that time there is no such agency, then at the Corporation's principal office, of the certificate representing such share of Class A Preferred Stock duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. After the payment by the Corporation in the manner required by Section 5.3 of the full Redemption Price for any Class A
Preferred Stock, plus accrued unpaid dividends except as otherwise provided in Section 2.4(b), all rights of the holder of such Stock shall (whether or not the certificate representing such share of Class A Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such share of Class A Preferred Stock.

          2.5 Allocation of Partial Redemption Payments Among Holders of Class A Preferred Stock. If at any time the Corporation shall not be able to pay the full Redemption Price for all shares which the Corporation shall have become obligated to redeem at or prior to such time, each holder of shares of Class A Preferred Stock shall have the right to have redeemed by the Corporation a number of such holder's shares equal to the product derived by multiplying the total number of shares of Class A Preferred Stock which the Corporation shall be able to redeem at such time by a fraction, the numerator of which shall be the total number of shares of Class A Preferred Stock which the Corporation shall have become obligated to redeem from such holder at or prior to such time (but which the Corporation shall not have redeemed at or prior to such time) and the denominator of which shall be the total number of shares of Class A Preferred Stock which the Corporation shall have become obligated to redeem from all holders of Class A Preferred Stock at or prior to such time (but which the Corporation shall not have redeemed at or prior to such time).

          Part 3:   Conversion

          3.1  Right to Convert.

               (a) The shares of Class A Preferred Stock, at the option of the respective holders thereof, may at any time, and from time to time, be converted into fully paid and nonassessable shares of Common Stock of the Corporation at the "Conversion Rate" provided for in subsection 3.1(g) below.

               (b) So long as any shares of Class A Preferred Stock shall be outstanding, the Corporation will not make any share distribution on its shares of Common Stock unless the Corporation, by proper legal action, shall have authorized and reserved an amount of shares equal to the amount thereof which would have been declared upon the shares of Common Stock into which such shares of Class A Preferred Stock might have been converted, and the Corporation shall, out of such additional shares so authorized and reserved on account of such share distribution, upon the conversion of any shares of Class A Preferred Stock, deliver with any shares of Common Stock into which shares of Class A Preferred Stock are converted, but without additional consideration therefor, such number of shares of Common Stock as would have been deliverable to the holders of the Common Stock into which such shares of Class A Preferred Stock had been so converted had such shares of Common Stock been outstanding at the time of such share distribution. For the purpose of this Section 3.1, a share distribution shall be a dividend payable only in shares of Common Stock of the Corporation of the same class as the present authorized shares of Common Stock. This shall not limit the right of the Corporation, however, to declare and pay any dividends whether in cash, shares, or otherwise, except as specifically otherwise provided in this Article FOURTH.

               (c) In case of any combination or change of the shares of Class A Preferred Stock or of the shares of Common Stock into a different number of shares of the same or any other class or classes, or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Conversion Rate shall be appropriately adjusted so that the rights of the holders of shares of Class A Preferred Stock and of the shares of Common Stock will not be diluted as a result of such combination, change, consolidation, merger, sale or conveyance. Adjustments in the rate of conversion shall be calculated to the nearest one-tenth of a share.

               (d) So long as any shares of Class A Preferred Stock are outstanding, the Corporation shall reserve and keep available out of its duly authorized but unissued shares for the purpose of effecting the conversion of the shares of Class A Preferred Stock such number of its duly authorized shares of Common Stock and other securities as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Preferred Stock.

               (e) Any dividends accrued on any shares of Class A Preferred Stock from the preceding Dividend Payment Date to the date of conversion shall be payable to the holder of record of such shares immediately prior to its conversion. In the event that any dividends on the outstanding shares of Common Stock shall have been declared prior to, and shall be payable subsequent to, the conversion of such shares of Class A Preferred Stock, such dividends shall not be payable on any shares of Common Stock into which such shares of Class A Preferred Stock shall have been converted.

               (f) In the event that the Corporation shall at any time or from time to time offer to the holders of the shares of Common Stock any rights to subscribe for shares or any other securities of the Corporation, each holder of record of the shares of Class A Preferred Stock at the time at which the record is taken of the holders of shares of Common Stock entitled to receive such rights shall be entitled to subscribe for and purchase, at the same price at which such shares or other securities are offered to the holders of the shares of Common Stock and on the same terms, the number of such shares or the amount of such other securities for which such holder would have been entitled to subscribe if he had been the holder of record at that time of the number of shares of Common Stock into which his shares of Class A Preferred Stock were convertible (pursuant to the provisions hereof) at such record time.

               (g) The initial "Conversion Rate", subject to adjustment as provided above, shall be six shares of Common Stock for each share of Class A Preferred Stock.

          3.2 Surrender of Certificates. Any holder of shares of Class A Preferred Stock desiring to exercise the right of conversion herein provided shall surrender to the Corporation at one of its share transfer agencies, or in the event that at that time there is no such agency, then at the principal office of the Corporation, the certificate or certificates representing the shares of Class A Preferred Stock so to be converted, duly endorsed in blank for transfer or accompanied by properly executed instruments for the transfer thereof, together with a written request for the conversion thereof. The Corporation shall execute and deliver, at the Corporation's expense, a new certificate or certificates representing the shares of Common Stock into which the shares of Class A Preferred Stock have been converted and, if applicable, a new certificate or certificates representing the balance of the shares of Class A Preferred Stock formerly represented by the surrendered certificate or certificates which, at the holder's request, shall not have been converted into shares of Common Stock. The Corporation shall not be required to issue fractions of shares of Common Stock upon conversion of the shares of Class A Preferred Stock. In the event any fractional interest in a share of Common Stock shall be deliverable upon the conversion of any share of Class A Preferred Stock, the Corporation shall, if surplus is available, purchase such fractional interest for an amount in cash equal to the current FMV of such fractional interest.

          Part 4:   Liquidation.

          4.1 Rights of Holders of Class A Preferred Stock. In the event of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation, the holders of Class A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to the sum of $29.34 per share plus any amounts payable pursuant to Section 2.4(b) (the "Liquidation Value"), plus all unpaid dividends accrued thereon to the date of final distribution. No distribution shall be made on any Junior Securities (as defined in Section 5.1) by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any share of Class A Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 4.1.

          4.2 Allocation of Liquidation Payments Among Holders of Class A Preferred Stock. If upon any dissolution, liquidation (whether complete or partial), or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class A Preferred Stock (hereinafter in this Section 4.2 called the "Total Amount Available") shall be insufficient to pay the holders of outstanding Class A Preferred Stock the full amounts to which they shall be entitled under Section 4.1, each holder of Class A Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction, the numerator of which shall be the number of shares of Class A Preferred Stock held by such holder and the denominator of which shall be the total number of shares of Class A Preferred Stock then outstanding.

          Part 5:   Additional Provisions Governing Class A Preferred Stock.

          5.1 Seniority Over Junior Securities. No dividend shall be paid on any Junior Securities, no distribution of cash or property of any kind (other than Junior Securities) shall be made for any reason (including but not limited to any voluntary or involuntary dissolution, winding up, or complete or partial liquidation of the Corporation) by the Corporation or any subsidiary with respect to any Junior Securities, and no redemption or other acquisition of any Junior Securities shall be made directly or indirectly by the Corporation if, when the payment of any such dividends, distribution, redemption or acquisition is to be made: (i) any dividend which shall have become due on any share of Class A Preferred Stock shall remain unpaid (except unpaid dividends added to the Liquidation Value of Class A Preferred Stock pursuant to Section 2.4), or (ii) any other payment or distribution on or with respect to any shares of Class A Preferred Stock under the terms hereof which shall have been due from the Corporation at such time shall not have been made in full. The term "Junior Securities" shall mean any equity security of any kind which the Corporation shall at any time issue or be authorized to issue other than Class A Preferred Stock.

          5.2 Voting Rights. Class A Preferred Stock shall not have any voting rights or powers except as required by the General Corporation Law of Delaware.

          5.3 Method of Payments. Any payment at any time due with respect to any share of Class A Preferred Stock (including but not limited to any payment of any dividend due on such share, the payment of the Redemption Price for such share, and any payment due on such share under Part 4) shall be made by means of a check to the order of the record holder shown on the Corporation's records, mailed by first class mail.

          5.4  Amendment and Waiver.  No change in the provisions of this
Part 5 of this Article FOURTH of this Certificate of Incorporation affecting any interests of the holders of shares of Class A Preferred Stock shall be binding or effective unless such change shall have been approved in writing by the holders of at least 51% of the shares of Class A Preferred Stock outstanding at the time such change shall be made, provided that no such change shall, without the prior written consent of the holders of an aggregate of at least 80% of the shares of Class A Preferred Stock then outstanding, be made in the applicable dividend rate.

          5.5 Registration of Transfer of Class A Preferred Stock. The Corporation will keep at one of its share transfer agencies, or in the event that at that time there is no such agency, then in its principal office, a register for the registration of the Class A Preferred Stock. Upon the surrender of any certificate representing shares of Class A Preferred stock at such agency or the Corporation's principal office, the Corporation will, at the request of the registered holder of such certificate, execute and deliver, at the Corporation's expense, a new certificate or certificates in exchange representing the number of shares of Class A Preferred Stock represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Class A Preferred Shares as shall be requested by the holder of the surrendered certificate, shall be substantially identical in form to the surrendered certificate, and the shares of Class A Preferred Stock represented by such new certificate shall earn cumulative dividends from the date to which dividends shall have been paid on the shares represented by the surrendered certificate or certificates.

          5.6 Replacement. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Class A Preferred Stock (an affidavit of the registered holder without bond being satisfactory for this purpose) the Corporation, at its expense, will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Class A Preferred Stock which shall have been represented by such lost, stolen destroyed or mutilated certificate, dated and earning cumulative dividends from the date to which dividends shall have been paid on such lost, stolen, destroyed or mutilated certificate.

          Part 6:   Additional Preferred Stock.

          6.1  Authority of Board of Directors.  Shares of Additional
Preferred Stock may be issued from time to time in series or otherwise and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate the series, if any, of the Additional Preferred Stock, to fix the number of shares constituting any such series, and to fix the voting powers, designations, and relative, participating, optional, conversion, redemption and other rights of the shares of Additional Preferred Stock or series thereof, the qualifications, limitations and restrictions thereof, and to increase and to decrease the number of shares of Additional Preferred Stock or shares constituting any such series. The authority of the Board of Directors of the Corporation with respect to shares of Additional Preferred Stock or any series thereof shall included but shall not be limited to the authority to determine the following:

               (a)  The designation of any series.

               (b) The number of shares initially constituting any such series.

               (c) The increase, and the decrease to a number not less than the number of the outstanding shares of any such series, of the number of shares constituting such series theretofore fixed.

               (d) The rate or rates and the times at which dividends on the shares of Additional Preferred Stock or any series thereof shall be paid, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

               (e) Whether or not the shares of Additional Preferred Stock or series thereof shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including but not limited to the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

               (f) The amount payable on the shares of Additional Preferred Stock or series thereof in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that the holders of shares ranking senior to other shares shall be entitled to be paid, or to have set apart for payment, not less than the liquidation value of such shares before the holders of shares of the Common Stock or the holders of any other series of preferred stock ranking junior to such shares.

               (g) Whether or not a sinking fund shall be provided for the redemption of the shares of Additional Preferred Stock or series thereof, and, if such a sinking fund shall be provided, the terms and conditions thereof.

               (h) Whether or not a purchase fund shall be provided for the shares of Additional Preferred Stock or series thereof, and, if such a purchase fund shall be provided, the terms and conditions thereof.

               (i) Whether or not the shares of Additional Preferred Stock or series thereof shall have conversion privileges, and, if such shares shall have conversion privileges, the terms and conditions of conversion, including but not limited to any provisions for the adjustment of the conversion rate or the conversion price.

               (j) Any other relative rights, preferences, qualifications, limitations and restrictions.

               II.  COMMON STOCK

               All shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

          Part 1:   Dividends

          1.1 Dividends. When and as dividends are declared upon the Common Stock, whether payable in cash, in property or in securities of the Corporation, the holders of Common Stock shall be entitled to share equally, share for share, in such dividends.

          1.2 Dissolution. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the holders of shares of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any outstanding preferred shares, including outstanding shares of Class A Preferred Stock, shall be entitled in accordance with I. PREFERRED STOCK, Part 1, Section 1.3 of this Article FOURTH as respects the Class A Preferred Stock or the provisions of a certificate of designation with respect to any class or series of Additional Preferred Stock which may then be outstanding, to share ratably in the remaining assets of the Corporation.

          1.3 Voting Rights. Except as otherwise provided herein or by law, the holders of the Common Stock shall be entitled to one vote per share on all matters upon which Stockholders are entitled to vote.



     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Certificate of Incorporation on the 29th day of February, 1996, and affirm that the statements contained herein are true under the penalty of perjury.


                              /s/ Richard F. Moldin
                              Richard F. Moldin, President



                              /s/ William R. Griffith
                              William R. Griffith, Secretary

                                                                 EXHIBIT 3.2




                            CERTIFICATE OF DESIGNATION

                      SETTING FORTH THE PREFERENCES, RIGHTS

                    AND LIMITATIONS OF CLASS B PREFERRED STOCK

                                  OF PUREPAC, INC.



          PUREPAC, INC., a Delaware Corporation (the "Corporation"), certifies that, pursuant to the authority contained in Article FOURTH of its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its preferred stock to be designated "Class B Preferred Stock":

          RESOLVED, that a series of the class of authorized preferred stock of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

          Section 1.     Designation and Amount; Par Value.

          The shares of such series shall be designated as "Class B Preferred Stock" (the "Class B Preferred Stock") and the number of shares constituting such series shall be 150,000. The par value of each share of the series shall be $.01.

          Section 2.     Dividends on Class B Preferred Stock

          2.1 General Dividend Obligations. The Corporation shall pay to the holders of the Class B Preferred Stock out of the assets of the Corporation, at any time available for the payment of dividends under the provisions of the General Corporation Law of the State of Delaware, preferential dividends at the times and in the amounts provided for in this
Section 2.

          2.2 Accrual of Dividends. Dividends on each share of Class B Preferred Stock shall be cumulative from the date of issuance of such share of Class B Preferred Stock, whether or not at the time such dividend shall accrue or become due or at any other time there shall be profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall accrue on each share of Class B Preferred Stock (at the rate and in the manner prescribed by this Section 2.2 and Sections 2.3 and 3.4 hereof) from and including the date of issuance of such share to and including the date on which either (a) payment equal to the Redemption Price of such share (as defined in Section 3.4 hereof) shall have been paid in the manner prescribed in Section 6.3 hereof or (b) such share shall be converted into shares of Common Stock, as set forth in Section 4 hereof. For purposes of this Section 2.2, the date on which the Corporation shall initially issue any share of Class B Preferred Stock shall be deemed to be the "date of issuance" of such share regardless of how many times transfer of such share shall be made on stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share
(whether by reason of transfers of such share or for any other reason).

          2.3 Payment of Dividends. Dividends shall accrue on each share of Class B Preferred Stock (computed on a daily basis on the basis of a 360 day year) at the rate of 4.5% per annum of the Liquidation Value (as defined in
Section 5.1 hereof). Dividends shall be payable on Class B Preferred Stock quarterly on the first day of each January, April, July and October beginning April 1, 1996 and each such day is herein called a "Dividend Payment Date". On each Dividend Payment Date all dividends which shall have accrued on each share of Class B Preferred Stock then outstanding during the quarter year ending upon the day immediately preceding such Dividend Payment Date shall be deemed to become "due" for all purposes of this Section regardless of whether the Corporation shall be able or legally permitted to pay such dividend on such Dividend Payment Date. If any dividend on any share shall for any reason not be paid at the time such dividend shall become due, such dividend in arrears shall be paid as soon as payments of same shall be permissible under the provisions of the General Corporation Law of the State of Delaware.

          Until such dividend in arrears is paid, dividends shall continue to accrue on shares of Class B Preferred Stock but the percentage rate expressed herein shall be applied to the Liquidation Value thereof plus all dividends in arrears thereon (including dividends computed pursuant to this sentence). Notwithstanding anything to the contrary contained herein, if any dividend on any share shall not be paid at the time such dividend shall become due, at the option of the Company, such dividend may be paid at any time and from time to time, in whole or in part, in fully paid and nonassessable shares of Common Stock of the Corporation valued at the Fair Market Value thereof as determined in accordance with the provisions of Section 2.5 hereof.

          2.4 Distribution of Partial Dividend Payments. If at any time the Corporation shall pay less than the total amount of dividends due on outstanding Class B Preferred Stock, at the time of such payment, such payment shall be distributed among the holders of Class B Preferred Stock so that an equal amount shall be paid with respect to each outstanding share of Class B Preferred Stock.

          2.5  Definition of Fair Market Value.   Fair Market Value shall
mean, with respect to the Common Stock, the daily closing prices for the Common Stock of the Corporation for the twenty (20) consecutive trading days commencing five (5) trading days preceding the day specified in the applicable section hereof with the closing price for each day being the closing price reported on the principal securities exchange upon which the Common Stock of the Corporation is traded or, if it is not so traded, then the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or if not quoted thereon, in the interdealer market on the "Pink Sheets" of the National Quotation Bureau (excluding the highest and lowest bids on each day that there are four (4) or more market makers).

          Section 3.     Optional Redemption

          3.1 Time of Election. On or after the third anniversary of the date of issuance of the Class B Preferred Stock, the Corporation, at its election, may redeem all or any shares of Class B Preferred Stock (the "Scheduled Redemption Date").

          3.2 Redeemed Class B Preferred Stock to be Canceled. The Corporation shall cancel each share of Class B Preferred Stock which it shall redeem or for any other reason acquire, and no shares of Class B Preferred Stock which shall be redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person. The number of shares of Class B Preferred Stock which the Corporation shall be authorized to issue shall be deemed to be reduced by the number of shares of Class B Preferred Stock which the Corporation shall redeem or otherwise acquire.

          3.3 Determination of Number of Each Holder's Shares to be Redeemed. If the Corporation does not redeem all of the outstanding shares of Class B Preferred Stock on the Scheduled Redemption Date, the number of shares of Class B Preferred Stock to be redeemed from each holder thereof shall be determined by multiplying the total number of shares of Class B Preferred Stock to be redeemed by a fraction, the numerator of which shall be the total number of shares of Class B Preferred Stock held by such holder and the denominator of which shall be the total number of shares of Class B Preferred Stock outstanding, except that in situations to which Section 3.4(b) hereof applies, the Corporation shall not, as set forth in such Section, repurchase the last share of Class B Preferred Stock held by any holder.

          3.4  Redemption Price.

               (a) For each share of Class B Preferred Stock which shall be redeemed by the Corporation pursuant to this Section 3, the Corporation shall be obligated to pay to the holder of such share an amount (herein called the "Redemption Price") for such share equal to $100 per share. The Corporation shall be obligated to pay on any Redemption Date both the Redemption Price for each share and all dividends which shall have accrued (computed on a daily basis) on each share to and including the Redemption Date and which shall not previously have been paid. Such payments which the Corporation shall be obligated to make on any Redemption Date shall be deemed to become "due" for all purposes of this Section 3 regardless of whether paid on such Redemption Date.

               (b) If for any reason the Corporation is prohibited from paying accrued unpaid dividends on shares of Class B Preferred Stock being redeemed from any holder, then such accrued unpaid dividends shall be added in equal amounts per share to the Liquidation Value of the shares of Class B Preferred Stock remaining outstanding in the hands of such holder; provided, that in no event shall the Corporation redeem the last share of Class B Preferred Stock (the "Last Share") held by any holder until the Corporation shall have paid to such holder all accrued unpaid dividends on all Class B Preferred Stock held by such holder at any time. The shares of Class B Preferred Stock remaining outstanding after any redemption (including the Last Share), and including the accrued unpaid dividends thereon, shall continue to earn cumulative dividends at the rate and in the manner prescribed in Section 2.3 hereof.

               (c) Each holder of Class B Preferred Stock shall be entitled to receive on or at any time after any Redemption Date the full Redemption Price, plus accrued unpaid dividends, for each share of Class B Preferred Stock held by such holder which the Corporation shall be obligated to redeem on the Scheduled Redemption Date upon surrender by such holder to the Corporation of the certificate representing such share of Class B Preferred Stock duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. The holder shall surrender such certificate at one of its share transfer agencies, or in the event that at that time there is no such agency, then at the Corporation's principal office. After the payment by the Corporation in the manner required by Section 6.3 hereof of the full Redemption Price for any Class B Preferred Stock, plus accrued unpaid dividends except as otherwise provided in Section 3.4(b) hereof, all rights of the holder of such stock shall (whether or not the certificate representing such share of Class B Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such share of Class B Preferred Stock.

          3.5 Allocation of Partial Redemption Payments Among Holders of Class B Preferred Stock. If at any time the Corporation shall not be able to pay the full Redemption Price for all shares which the Corporation shall have become obligated to redeem at or prior to such time, each holder of shares of Class B Preferred Stock shall have the right to have redeemed by the Corporation a number of such holder's shares equal to the product derived by multiplying the total number of shares of Class B Preferred Stock which the Corporation shall be able to redeem at such time by a fraction, the numerator of which shall be the total number of shares of Class B Preferred Stock which the Corporation shall have become obligated to redeem from such holder at or prior to such time (but which the Corporation shall not have redeemed at or prior to such time) and the denominator of which shall be the total number of shares of Class B Preferred Stock which the Corporation shall have become obligated to redeem from all holders of Class B Preferred Stock at or prior to such time (but which the Corporation shall not have redeemed at or prior to such time).


          Section 4.     Conversion

          4.1  Right to Convert.

               (a) On or after the first anniversary of the date of issuance of the Class B Preferred Stock, the shares of Class B Preferred Stock, at the option of the respective holders thereof, may at any time, and from time to time, be converted into fully paid and nonassessable shares of Common Stock of the Corporation at the "Conversion Rate" provided for in subsection 4.1(g) below.

               (b) So long as any shares of Class B Preferred Stock shall be outstanding, the Corporation will not make any share distribution on its shares of Common Stock unless the Corporation, by proper legal action, shall have authorized and reserved an amount of shares equal to the amount thereof which would have been declared upon the shares of Common Stock into which such shares of Class B Preferred Stock might have been converted, and the Corporation shall, out of such additional shares so authorized and reserved on account of such share distribution, upon the conversion of any shares of Class B Preferred Stock, deliver with any shares of Common Stock into which shares of Class B Preferred Stock are converted, but without additional consideration therefor, such number of shares of Common Stock as would have been deliverable to the holders of the Common Stock into which such shares of Class B Preferred Stock had been so converted had such shares of Common Stock been outstanding at the time of such share distribution. For the purpose of this Section 4.1, a share distribution shall be a dividend payable only in shares of Common Stock of the Corporation of the same class as the present authorized shares of Common Stock. This shall not limit the right of the Corporation, however, to declare and pay any dividends whether in cash, shares, or otherwise, except as specifically otherwise provided herein.

               (c) In case of any combination or change of the shares of Class B Preferred Stock or of the shares of Common Stock into a different number of shares of the same or any other class or classes, or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Conversion Rate shall be appropriately adjusted so that the rights of the holders of shares of Class B Preferred Stock will not be diluted as a result of such combination, change, consolidation, merger, sale or conveyance. Adjustments in the rate of conversion shall be calculated to the nearest one-tenth of a share.

               (d) So long as any shares of Class B Preferred Stock are outstanding, the Corporation shall reserve and keep available out of its duly authorized but unissued shares for the purpose of effecting the conversion of the shares of Class B Preferred Stock such number of its duly authorized shares of Common Stock and other securities as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Preferred Stock.

               (e) Any dividends accrued on any shares of Class B Preferred Stock from the preceding Dividend Payment Date to the date of conversion shall be payable to the holder of record of such shares immediately prior to its conversion. In the event that any dividends on the outstanding shares of Common Stock shall have been declared prior to, and shall be payable subsequent to, the conversion of such shares of Class B Preferred Stock, such dividends shall not be payable on any shares of Common Stock into which such shares of Class B Preferred Stock shall have been converted.

               (f) In the event that the Corporation shall at any time or from time to time offer to the holders of the shares of Common Stock any rights to subscribe for shares or any other securities of the Corporation, each holder of record of the shares of Class B Preferred Stock at the time at which the record is taken of the holders of shares of Common Stock entitled to receive such rights shall be entitled to subscribe for and purchase, at the same price at which such shares or other securities are offered to the holders of the shares of Common Stock and on the same terms, the number of such shares or the amount of such other securities for which such holder would have been entitled to subscribe if he had been the holder of record at that time of the number of shares of Common Stock into which his shares of Class B Preferred Stock were convertible (pursuant to the provisions hereof) at such record time.

               (g) The initial "Conversion Rate", subject to adjustment as provided above, shall be 10.433 shares of Common Stock for each share of Class B Preferred Stock.

          4.2 Surrender of Certificates. Any holder of shares of Class B Preferred Stock desiring to exercise the right of conversion herein provided shall surrender to the Corporation at one of its share transfer agencies, or in the event that at that time there is no such agency, then at the principal office of the Corporation, the certificate or certificates representing the shares of Class B Preferred Stock so to be converted, duly endorsed in blank for transfer or accompanied by properly executed instruments for the transfer thereof, together with a written request for the conversion thereof. The Corporation shall execute and deliver, at the Corporation's expense, a new certificate or certificates representing the shares of Common Stock into which the shares of Class B Preferred Stock have been converted and, if applicable, a new certificate or certificates representing the balance of the shares of Class B Preferred Stock formerly represented by the surrendered certificate or certificates which, at the holder's request, shall not have been converted into shares of Common Stock. The Corporation shall not be required to issue fractions of shares of Common Stock upon conversion of the shares of Class B Preferred Stock. In the event any fractional interest in a share of Common Stock shall be deliverable upon the conversion of any share of Class B Preferred Stock, the Corporation shall, if surplus is available, purchase such fractional interest for an amount in cash equal to the current Fair Market Value (as defined in Section 2.5 hereof) of such fractional interest.

          Section 5.     Liquidation

          5.1 Rights of Holders of Class B Preferred Stock. In the event of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation, the holders of Class B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to the sum of $100 per share plus any amounts payable pursuant to Section 3.4(b) (the "Liquidation Value"), plus all unpaid dividends accrued thereon to the date of final distribution. No distribution shall be made on any Junior Securities (as defined in Section 6.1) by reason of any voluntary or involuntary liquidation

(whether complete or partial), dissolution or winding up of the Corporation unless each holder of any share of Class B Preferred Stock shall have received all amounts to which such holder shall be entitled under this
Section 5.1.

          5.2 Allocation of Liquidation Payments Among Holders of Class B Preferred Stock. If upon any dissolution, liquidation (whether complete or partial), or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class B Preferred Stock (hereinafter in this Section 5.2 called the "Total Amount Available") shall be insufficient to pay the holders of outstanding Class B Preferred Stock the full amounts to which they shall be entitled under Section 5.1, each holder of Class B Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction, the numerator of which shall be the number of shares of Class B Preferred Stock held by such holder and the denominator of which shall be the total number of shares of Class B Preferred Stock then outstanding.



          Section 6.     Additional Provisions Governing Class B Preferred
                         Stock


                6.1 Seniority Over Junior Securities. No dividend shall be paid on any Junior Securities, no distribution of cash or property of any kind (other than Junior Securities) shall be made for any reason (Including but not limited to any voluntary or involuntary dissolution, winding up, or complete or partial liquidation of the Corporation) by the Corporation or any subsidiary with respect to any Junior Securities, and no redemption or other acquisition of any Junior Securities shall be made directly or indirectly by the Corporation if, when the payment of any such dividends, distribution, redemption or acquisition is to be made: (a) any dividend which shall have become due on any share of Class B Preferred Stock shall remain unpaid (except unpaid dividends added to the Liquidation Value of Class B Preferred Stock pursuant to Section 3.4), or (b) any other payment or distribution on or with respect to any shares of Class B Preferred Stock under the terms hereof which shall have been due from the Corporation at such time shall not have been made in full. The term "Junior Securities" shall mean any equity security of any kind which the Corporation shall at any time issue or be authorized to issue other than Class B Preferred Stock and Class A Preferred Stock that the Corporation heretofore authorized.

          6.2 Voting Rights. Class B Preferred Stock shall not have any voting rights or powers except as required by the General Corporation Law of Delaware.

          6.3 Method of Payments. Any payment at any time due with respect to any share of Class B Preferred Stock (including but not limited to any payment of any dividend due on such share, the payment of the Redemption Price for such share, and any payment due on such share under Section 5) shall be made by means of a check to the order of the record holder shown on the Corporation's records, mailed by first class mail.

          6.4 Amendment and Waiver. No change affecting any interests of the holders of shares of Class B Preferred Stock shall be binding or effective unless such change shall have been approved in writing by the holders of at least 51% of the shares of Class B Preferred Stock outstanding at the time such change shall be made, provided that no such change shall, without the prior written consent of the holders of an aggregate of at least 80% of the shares of Class B Preferred Stock then outstanding, be made in the applicable dividend rate.

          6.5 Registration of Transfer of Class B Preferred Stock. The Corporation will keep at one of its share transfer agencies, or in the event that at that time there is no such agency, then in its principal office, a register for the registration of the Class B Preferred Stock. Upon the surrender of any certificate representing shares of Class B Preferred Stock at such agency or the Corporation's principal office, the Corporation will, at the request of the registered holder of such certificate, execute and deliver, at the Corporation's expense, a new certificate or certificates in exchange representing the number of shares of Class B Preferred Stock represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall be substantially identical in form to the surrendered certificate, and the shares of Class B Preferred Stock represented by such new certificate shall earn cumulative dividends from the date to which dividends shall have been paid on the shares represented by the surrendered certificate or certificates.

          6.6 Replacement. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Class B Preferred Stock (an affidavit of the registered holder without bond being satisfactory for this purpose) the Corporation, at its expense, will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Class B Preferred Stock which shall have been represented by such lost, stolen, destroyed or mutilated certificate, dated and earning cumulative dividends from the date to which dividends shall have been paid on such lost, stolen, destroyed or mutilated certificate.


          IN WITNESS WHEREOF, PUREPAC, INC. has caused this Certificate of Designation to be executed by its President and attested to by its Secretary this 29th day of February, 1996.

                                   PUREPAC, INC.


                                   /s/ Richard F. Moldin
                                   Richard F. Moldin, President



ATTEST:


/s/ William R. Griffith
William R. Griffith, Secretary